Commitments and Contingencies - Changes in the Carrying Amount of Warranty Obligations (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Changes in the Carrying Amount of Warranty Obligations
Balance at beginning of year	$ 4,899	$ 6,324
Provision charged to cost of sales	3,947	4,606
Usage	(3,451)	(4,517)
Adjustments to previously provided warranties, net	(1,501)	(1,277)
Currency translation	50	(237)
Balance at end of year	$ 3,944	$ 4,899